[TIAA-CREF LOGO]
                       SUPPLEMENT NO. 1, DATED MAY 1, 2002

               TO TIAA-CREF INSTITUTIONAL MUTUAL FUNDS PROSPECTUS

                             DATED FEBRUARY 1, 2002

THIS TEXT SUPPLEMENTS THE TEXT FOUND ON PAGES 17-19 OF THE PROSPECTUS PERTAINING TO THE TIAA-CREF INSTITUTIONAL SOCIAL CHOICE EQUITY FUND:

As of July 1, 2002, the TIAA-CREF Institutional Social Choice Equity Fund will seek to track the return of the Russell 3000 Index. It will do this primarily by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI")(1) which is a socially screened subset of companies in the Russell 3000 so that the fund's portfolio approaches the overall investment characteristics of the Russell 3000.

Companies that are currently excluded from the BMSI include:

   o Companies that derive any revenues from the manufacture of alcohol or tobacco products;

   o  Companies that derive any revenues from gambling;

   o Companies that derive significant revenues from the production of military weapons; or

   o Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

The remaining companies will then be evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria the KLD currently considers when selecting companies for inclusion in the BMSI:

------------------
(1) The Institutional Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc.; KLD Research & Analytics, Inc. is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

                                                                          (over)

TC IMF PROSS-5/02


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   o  Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

   o Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

   o Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

   o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

   o Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2002, the BMSI comprised approximately 2,346 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

                                     *  *  *

THE TEXT ON PAGE 27 OF THE PROSPECTUS UNDER "CALCULATING SHARE PRICE" REGARDING HOW MONEY MARKET INSTRUMENTS (OTHER THAN THOSE IN THE MONEY MARKET FUND) WITH MATURITIES OF ONE YEAR OR LESS ARE VALUED IS REVISED TO READ AS FOLLOWS:

Effective July 2002, money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.


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[TIAA-CREF LOGO]

                    SUPPLEMENT NO. 1, DATED MAY 1, 2002
                  TO TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                    STATEMENT OF ADDITIONAL INFORMATION
                          DATED FEBRUARY 1, 2002

THE SECOND PARAGRAPH ON PAGE B-15 OF THE STATEMENT OF ADDITIONAL INFORMATION UNDER "PRICING OF SHARES, DEBT SECURITIES"IS REVISED TO READ AS FOLLOWS:

Effective July 2002, values for money market instruments (other than those in the Institutional Money Market Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.


TC IMF SAIS-5/02